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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
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                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                                 April 23, 1998
                Date of Report (Date of earliest event reported)


                             MEDNET, MPC CORPORATION
             (Exact name of Registrant as specified in its charter)


         Nevada                          0-17120                88-0215949
(State or other jurisdiction     (Commission File Number)     (IRS Employer
    of incorporation)                                     Identification Number)



                                871-C Grier Drive
                             Las Vegas, Nevada 89119
                    (Address of principal executive offices)



                                 (702) 361-3119
              (Registrant's telephone number, including area code)



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Item 5. Other Events

      1. On April 23, 1998, the Honorable Linda B. Riegle of the United States Bankruptcy Court for the District of Nevada entered an Order Continuing Trial And Extending Preliminary Injunction (the "Order"). The Order continued the trial of the adversary proceeding referenced therein to June 11, 1998 (the "Trial Date"), and extended the injunctive relief granted in the Amended Order Concerning Trading in Mednet Securities, entered January 6, 1998 (the "Trading Order"), to and including the Trial Date. The Trading Order imposed certain restrictions on the trading of Mednet, MPC Corporation's ("Mednet") equity securities to preserve Mednet's net operating loss carryforwards.

            Reference is made to the conformed Order attached hereto as Exhibit 99.1, and incorporated by reference herein.

Item 7. Financial Statements and Exhibits

      (c) Exhibits:

          99.1 Order Continuing Trial And Extending Preliminary Injunction, dated April 22, 1998 and entered on April 23, 1998


                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                          MEDNET, MPC CORPORATION

Date: April 24, 1998

                                          By: /s/ Robert A. Bagdasarian
                                              --------------------------------
                                              Name: Robert A. Bagdasarian
                                              Title: Chief Executive Officer


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                                  Exhibit Index


Exhibit Number      Description
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    99.1            Order Continuing Trial And Extending Preliminary Injunction,
                    dated April 22, 1998 and entered on April 23, 1998